Exhibit 10.6

Summary

of

Terms

of

Alere Inc. Stock Option Agreements

Alere Inc. currently has stock options outstanding under two stockholder-approved plans: the Inverness Medical Innovations Inc. 2001 Stock Option and Incentive Plan, as amended (the “2001 Plan”), and the Alere Inc. 2010 Stock Option and Incentive Plan (the “2010 Plan”). The Compensation Committee of the Board of Directors of Alere administers both the 2001 Plan and the 2010 Plan. Currently, grants of stock options are only being made pursuant to the 2010 Plan. Many of the terms of Alere’s outstanding stock options are set forth in the plan under which the particular option was granted. Both the 2001 Plan and the 2010 Plan are publicly available and are incorporated by reference into Alere’s most recent Annual Report on Form 10-K. Additional terms are included in stock option agreements entered into between Alere and each optionee. Stock options are granted using standard forms of stock option agreement, although different forms are used depending on whether the option is a performance-based award or a time vesting-based award and whether the optionee is or was at the time of grant (i) a director or officer of Alere or an employee of Alere or one of its subsidiaries, (ii) a U.S. tax payer or (iii) a U.S. tax payer eligible to receive a statutory incentive stock option. The chart below sets forth the material terms of the forms of stock option agreements currently in use by Alere. Past grants were made on substantially similar forms and contained terms substantially similar to those set forth below.

Performance-based awards may also include a performance-based cash award, or a Cash Award. Each Cash Award provided for in our standard form agreements, is payable in two (2) equal annual installments commencing one year from the grant date and shall be equal, in total, to (i) the number of Performance Options which actually vest upon satisfaction of the Performance Criteria applicable thereto multiplied by (ii) the appreciation in Alere’s common stock price during the calendar year of grant, as measured by subtracting the average closing price of Alere’s common stock on the last five (5) trading days in the prior calendar year from the average closing price of Alere’s common stock on the last five (5) trading days in the year of grant.

Certain of Alere’s directors, employees and officers who are residents of the United Kingdom are eligible to receive grants pursuant to a U.K. tax qualified subplan that was adopted under both the 2001 Plan and the 2010 Plan (the “UK Subplan”). The UK Subplan contains additional terms for option grants made pursuant to it and is separately incorporated by reference in Alere’s most recent Annual Report on Form 10-K.

Expiration*	Provision applicable to all stock options 10 years from the date of grant

Manner of Exercise

Provision applicable to stock options granted to U.S. non-employee directors, U.S. employees and U.S. officers.

Payment of the Option Exercise Price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that have been “paid for” and beneficially owned by the Optionee for at least six months and are not then subject to any restrictions under any Company plan; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the Option Exercise Price.

Provision applicable to stock options granted to non-U.S. non-employee directors, non-U.S. employees and non-U.S. officers.

Payment of the Option Exercise Price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the Option Exercise Price.

Termination of Employment

No Subsequent Vesting

Provision applicable to stock options granted to employees and officers.

If the Optionee’s employment by the Company or a Subsidiary is terminated, no additional Option Shares shall become exercisable following the date of termination and the period within which to exercise the exercisable portion of the Stock Option may be subject to earlier termination.

Provision applicable to stock options granted to non-employee directors.

If the Optionee’s ceases to provide services to the Company as a Director, the period within which to exercise the Stock Option may be subject to earlier termination

Termination Due to Death

Provision applicable to stock options granted to employees and officers.

If the Optionee’s employment terminates by reason of death, any Stock Option held by the Optionee shall become fully exercisable and may thereafter be exercised by the Optionee’s legal representative or legatee for a period of twelve months from the date of death or until the Expiration Date, if earlier.

Provision applicable to stock options granted to non-employee directors.

If the Optionee ceases to be a director or employee by reason of death, any Stock Option granted to the Optionee as Director and held by the Optionee at the date of death may be exercised by his or her legal representative or legatee for a period of twelve months from the date of death or until the Expiration Date, if earlier.

Termination Due to Disability

Provision applicable to stock options granted to employees and officers only.

If the Optionee’s employment terminates by reason of disability (as determined by the Administrator), any Stock Option held by the Optionee shall become fully exercisable and may thereafter be exercised by the Optionee for a period of twelve months from the date of termination or until the Expiration Date, if earlier. The death of the Optionee during the twelve-month period provided in this paragraph (b) shall extend such period for another twelve months from the date of death or until the Expiration Date, if earlier.

Termination for Cause

Provision applicable to stock options granted to U.S. non-employee directors

If the Optionee’s ceases to be a director for Cause, any Stock Option held by the Optionee shall terminate immediately and be of no further force and effect. For purposes of this Agreement, “Cause” shall mean: (i) any material breach by the Optionee of any agreement between the Optionee and the Company or a Subsidiary; (ii) the conviction of or a plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company or a Subsidiary. If it is discovered that an Optionee’s service could have been terminated for Cause but such information was not known by the Company, the date of termination of service shall be deemed to be the date on which the act constituting Cause took place. In the event that an Optionee has exercised a Stock Option after he or she has committed an act constituting Cause, the Administrator may, may in his or her sole discretion and to the extent permitted by law or applicable regulations, take action to recover the Option Shares and any gains made by the Optionee in respect of such Option Shares.

Provision applicable to stock options granted to U.S. employees and U.S. officers

If the Optionee’s employment terminates for Cause, any Stock Option held by the Optionee shall terminate immediately and be of no further force and effect. For purposes of this Agreement, “Cause” shall mean: (i) any material breach by the Optionee of any agreement between the Optionee and the Company or a Subsidiary; (ii) the conviction of or a plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company or a Subsidiary. If it is discovered that an Optionee’s employment could have been terminated for Cause but such information was not known by the Company, the date of termination of employment shall be deemed to be the date on which the act constituting Cause took place. In the event that an Optionee has exercised a Stock Option after he or she has committed an act constituting Cause, the Administrator, may in his or her sole discretion and to the extent permitted by law or applicable regulations, may take action to recover the Option Shares and any gains made by the Optionee in respect of such Option Shares.

Provision applicable to stock options granted to non-U.S. non-employee directors

If the Optionee’s ceases to be a director for Cause, any Stock Option held by the Optionee shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean: (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of or a plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company

Provision applicable to stock options granted to non-U.S. employees and non-U.S. officers

If the Optionee’s employment terminates for Cause, any Stock Option held by the Optionee shall terminate immediately and be of no further force and effect. For purposes of this Agreement, “Cause” shall mean: (i) any material breach by the Optionee of any agreement between the Optionee and the Company or a Subsidiary; (ii) the conviction of or a plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company or a Subsidiary.

Other Termination

Provision applicable to stock options granted to employees and officers

If the Optionee’s employment terminates for any reason other than death, disability or Cause, and unless otherwise determined by the Administrator, any Stock Option held by the Optionee may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier; provided that if the Optionee’s employment terminates by reason of voluntary retirement (as determined by the Administrator) after the age of 58 then Stock Options exercisable on the date of termination may be exercised for a period of twelve months from the date of termination or until the Expiration Date, if earlier. Any Stock Option that is not exercisable at such time shall terminate immediately and be of no further force or effect.

Provision applicable to stock options granted to non-employee directors

If the Optionee ceases to be a Director or employee for any reason other than Cause or death, any Stock Option granted to the Optionee as a Director and held by the Optionee on the date of termination or service may be exercised for a period of six months from the date of termination or until the Expiration Date, if earlier; provided that, to the extent permitted by law or applicable regulations (as determined by the Administrator), if the Optionee ceases to be a Director or employee by reason of voluntary retirement (as determined by the Administrator) after the age of 58 then Stock Options exercisable on the date of termination may be exercised for a period of twelve months from the date of termination or until the Expiration Date, if earlier.

Extension for Securities Law Compliance

Provision applicable to stock options granted to U.S. employees and U.S. officers only

The applicable period of post-service exercisability in effect pursuant to the foregoing provisions of this section shall automatically be extended by an additional period of time equal in duration to any interval within such post-service exercise period during which the exercise of this Stock Option cannot be effected solely because of the condition set forth below under Securities Law Compliance, but in no event shall such an extension result in the continuation of this Stock Option beyond the Expiration Date.

Securities Law Compliance

Provision applicable to stock options granted to U.S. employees and U.S. officers only

Notwithstanding anything to the contrary contained herein, the Stock Option may not be exercised unless the shares of Stock issuable upon exercise of the Stock Option are then registered under the United States Securities Act of 1933, as amended (the “Act”) or, if such shares are not then registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

Transferability

Provision applicable to stock options granted to non-employee directors

This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee. Upon approval of the Administrator following submission of a petition for transfer from the Optionee to the Administrator and the written agreement of the proposed transferee to be bound by the terms of the Plan and this Agreement, to the Optionee’s spouse, children (natural or adopted) or stepchildren, a trust for the sole benefit of one or more such family members of which the Optionee is the settlor, or a family limited partnership or family limited liability company of which the limited partners or members, as the case may be, consist solely of one or more such family members.

Provision applicable to stock options granted to employees other than officers

This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

Provision applicable to non-qualified stock options granted to officers

This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee. Upon approval of the Administrator following submission of a petition for transfer from the Optionee to the Administrator and the written agreement of the proposed transferee to be bound by the terms of the Plan and this Agreement, to the Optionee’s spouse, children (natural or adopted) or stepchildren, a trust for the sole benefit of one or more such family members of which the Optionee is the settlor, or a family limited partnership or family limited liability company of which the limited partners or members, as the case may be, consist solely of one or more such family members.

Provision applicable to incentive stock options granted to officers

This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee. Notwithstanding the foregoing, to the extent that any portion of this Stock Option exceeds the $100,000 limitation described in Section 422(d) of the Internal Revenue Code of 1986, as amended (the “Code”), such portion shall be deemed a non-qualified Stock Option and may be transferred, upon approval of the Administrator following submission of a petition for such transfer from the Optionee to the Administrator and the written agreement of the proposed transferee to be bound by the terms of the Plan and this Agreement, to the Optionee’s spouse, children (natural or adopted) or stepchildren, a trust for the sole benefit of one or more such family members of which the Optionee is the settlor, or a family limited partnership or family limited liability company of which the limited partners or members, as the case may be, consist solely of one or more such family members.

*	Set by the Administrator under the applicable plan at the time of grant, but Alere Inc. stock options have historically been, and are expected to continue to be, granted on these terms.